EXHIBIT 10(K)
                              EMPLOYMENT AGREEMENT


         AGREEMENT made between FRANCIS J. LaPALLO, hereinafter referred to as LaPALLO, and FRONTIER ADJUSTERS OF AMERICA, INC., an Arizona corporation, and its wholly-owned subsidiary, FRONTIER ADJUSTERS, INC., a Colorado corporation, both hereinafter referred to as FRONTIER.

                                    RECITALS

         WHEREAS Frontier is engaged in the insurance adjusting and franchising business and maintains its principal office and place of business at 45 East Monterey Way, City of Phoenix, County of Maricopa, Arizona; and

         WHEREAS LaPallo is a practicing Los Angeles attorney with long and varied business, legal and executive experience; and

         WHEREAS the parties believe it would be in the best interest of Frontier and LaPallo to enter into this employment agreement; and

         WHEREAS the parties are willing and desirous of entering into this agreement on the terms, covenants and conditions hereinafter set forth.

         NOW, THEREFORE, the parties do hereby covenant and agree as follows:

                                   SECTION ONE

                                   EMPLOYMENT

         Frontier hereby employs, engages and hires LaPallo as its Executive Vice President and LaPallo hereby accepts and agrees to such hiring, engagement and employment subject to the general supervision and pursuant to the orders, advice and direction of the respective Boards of Directors. The Board of Directors are approving and authorizing the execution of this Agreement and acknowledges that the age and health conditions of its principal executives are such that it anticipates, expects and plans to at some point during the term of this agreement arrange for LaPallo to become the Chief Executive Officer of Frontier in administering and carrying out the policy, plans and directions of the Board of Directors. LaPallo also agrees to serve in such other executive capacities of Frontier and its direct and indirect subsidiaries, including Frontier Adjusters, Inc. as may be requested by the respective Boards of Directors.

                                   SECTION TWO

                            BEST EFFORTS OF EMPLOYEE

         LaPallo agrees that he will at all times faithfully, industriously, and to the best of his ability, experience, and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Frontier. Such duties shall be rendered at 45 East Monterey Way, City of Phoenix, State of Arizona, and at such other place or places as employer shall in good faith require or as the interest, needs, business, or opportunity of Frontier shall require.

                                  SECTION THREE

                               TERM OF EMPLOYMENT

         The term of this agreement shall be for a period commencing June 23, 1996 and terminating June 30, 2001, subject, however, to prior termination as hereinafter provided.

                                  SECTION FOUR

                            COMPENSATION OF EMPLOYEE

         For each of the years involved the following annual salaries are to be paid in semi-monthly installments:

         For the  Year  Beginning  June  23,  1996 and  ending  June 30,  1997 -
$180,000.

         For the  Year  Beginning  July 1,  1997  and  ending  June  30,  1998 -
$180,000.

         For the Year Beginning July 1, 1998 and ending June 30, 1999 - $150,000 plus a bonus of 3% of net income before taxes and bonus plus 3% of income before taxes and bonus which is in excess of prior year's income before taxes and bonus.

         For the Year Beginning July 1, 1999 and ending June 30, 2000 - $150,000 plus a bonus of 3% of net income before taxes and bonus plus 3% of income before taxes and bonus which is in excess of prior year's income before taxes and bonus.

         For the Year Beginning July 1, 2000 and ending June 30, 2001 - $150,000 plus a bonus equal to 3% of net income before taxes and bonus plus 3% of income before taxes and bonus which is in excess of prior year's income before taxes and bonus.

         In addition to the base compensation as set forth in this Agreement, the base salary shall be increased on a cumulative basis in the amount of the increase in the United States Department of Labor All Commodities Cost of Living Index between March 31 of 1996 and March 31 of 1997 and shall be increased annually thereafter to the extent that the cost of living has increased in the ensuing twelve months.

         Frontier shall reimburse LaPallo for all necessary expenses incurred by LaPallo while traveling or otherwise performing services pursuant to Frontier's direction.

         The term "net income before taxes" as used herein shall mean the earnings of Frontier for the years ending June 30 during the life of this agreement as determined by the auditors then employed by Frontier. Such computation to be made in accordance with the generally accepted accounting practice and shall be computed prior to the deduction of the bonus provided for herein and prior to the deduction of any income taxes.

         The compensation set forth herein shall be made with respect to all of LaPallo's employment services hereunder in any and all capacities with Frontier and its direct or indirect subsidiaries, as provided in Section

One hereof; provided, however, that LaPallo may be entitled to receive additional compensation for his service as a director of Frontier and its subsidiaries, subject to the discretion of the respective Boards of Directors of such corporations.

                                  SECTION FIVE

                                OTHER EMPLOYMENT

         LaPallo shall devote all of his time, attention, knowledge and skills solely to the business and interest of Frontier and its subsidiaries, and Frontier shall be entitled to all of the benefits, profits or other issues arising from or incident to all work, services, and advice of LaPallo, and LaPallo shall not, during the term hereof, be interested directly or indirectly, in any manner, as partner, officer, director, stockholder, advisor, employee or in any other capacity in any other business similar to Frontier's business or any of its subsidiaries' businesses or any allied trade; provided, however, that nothing herein contained shall be deemed to prevent or limit the right of LaPallo to invest any of his surplus funds in the capital stock of other securities of any corporation whose stock or securities are publicly owned or are regularly traded on any public exchange, nor shall anything herein contained be deemed to prevent LaPallo from investing or limit LaPallo's right to invest his surplus funds in real estate or other assets.

                                   SECTION SIX

                    RECOMMENDATIONS FOR IMPROVING OPERATIONS

         LaPallo  shall make  available  to Frontier  all  information  of which
LaPallo  shall  have  any  knowledge   and  shall  make  all   suggestions   and
recommendations that will be of benefit to Frontier.

                                  SECTION SEVEN

                             ADDITIONAL COMPENSATION

         LaPallo shall be entitled to participate in the employer's profit sharing and medical maintenance plans to the extent provided by the Board of Directors, provided, however, that the Board of Directors at all times during the term of this agreement retain the right subject to statutory limits to increase, reduce or terminate the amount of profit sharing or medical maintenance plans.

                                  SECTION EIGHT

                               COMPLETE AGREEMENT

         This contract contains the complete agreement concerning the employment agreement between the parties and shall, as of the effective date hereof, supersede all other agreements between the parties. The parties stipulate that neither of them has made any representation with respect to the subject matter of this agreement or any representations including the execution and delivery thereof except such representations as are specifically set forth herein and each of the parties hereto acknowledge that each party has relied on their respective judgment and discretion in entering into this agreement.

                                  SECTION NINE

         No waiver or modification of this agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the parties to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this section may not be waived except as herein set forth.

                                   SECTION TEN

                           TERMINATION FOR DISABILITY

         Notwithstanding anything in this agreement to the contrary, Frontier is hereby given the option to terminate this agreement in the event that

LaPallo shall, during the term hereof, become permanently disabled as the term permanently disabled is hereinafter fixed and defined. Such option shall be exercised by Frontier by giving notice to LaPallo by registered mail, addressed to him in care of Frontier at 45 East Monterey Way, City of Phoenix, State of Arizona, or at such other address as LaPallo shall designate in writing of Frontier's intention to terminate this agreement on the last day of the month during which such notice is mailed. On the giving of such notice, this agreement shall cease on the last day of the month in which the notice is so mailed, with the same force and effect as if such last day of the month were the date originally herein set forth as the termination date hereof.

         For the purposes of this agreement LaPallo shall be deemed to have become permanently disabled if, during any year of the term hereof, because of ill health, physical or mental disability or for other cause beyond his control he shall have been continuously unable or unwilling or shall have failed to perform his duties hereunder for three hundred sixty-five (365) days, irrespective of whether or not such days are consecutive. For the purposes hereof the term "any year of the term hereof" is defined to mean any 12 calendar month period commencing on July 1, 1996 and terminating on June 30, 2001, during the term of this agreement.

         In the event of the termination for disability of LaPallo, Frontier shall provide monthly payments until he attains the age of 65 of $6,000 per month after such termination. If Frontier elects to insure the obligation, LaPallo may elect to pay the difference in insurance premiums between the $6,000 in benefits and a higher monthly benefit requested and negotiated for by LaPallo.

                                 SECTION ELEVEN

                                  SEVERABILITY

         All agreements and covenants contained herein are severable, and in the event any of them, with the exception of those contained in Sections One and Four hereof, shall be held to be invalid by any competent court, this contract shall be interpreted as if such invalid agreements or covenants were not contained herein.

                                 SECTION TWELVE

                                   ARBITRATION

         Neither party shall institute any action involving the performance of the terms and conditions of this Agreement and if controversies arise between the parties which cannot be negotiated and settled by them, then the parties hereto covenant and agree to submit any and all existing controversies to arbitration concluding any threatened controversy arising between the parties involving the performance of the terms, conditions and warranties of this agreement, such arbitration to be carried on and conducted pursuant to the provisions of Sections 12-1501 and 12-1518 of the Arizona Revised Statutes.

                                SECTION THIRTEEN

                             STOCK AND STOCK OPTIONS

         Frontier acknowledges that it has notice of the intention of LaPallo to purchase up to 20,000 shares of Frontier stock at the fair market value at the start of employment and Frontier agrees to sell and LaPallo agrees to purchase up to 20,000 shares of common stock of Frontier (the "Purchased Shares") at a price equal to the average closing price for the stock on the American Stock Exchange over the 90 day period preceding the date of this Agreement. In connection therewith LaPallo agrees to execute a Subscription Agreement substantially in the form attached hereto as Exhibit A. Should LaPallo purchase all or any part of such 20,000 shares, Frontier hereby covenants and agreed to provide LaPallo with registration rights as set forth in Exhibit B attached hereto.

         Furthermore Frontier covenants and agreed to use its best efforts to cause Frontier's Board of Directors and Frontier's shareholders to adopt an Employee Stock Option Plan by or before July 1, 1996 and to grant to LaPallo an option to purchase 100,000 shares of common stock of Frontier (the "Option Shares") at an exercise price equal to the market value of such shares on July 1, 1996, the date of grant (the "Option"). The Option shall be first exercisable on July 1, 1997 in an amount of Option Share such that their exercise price shall not exceed $100,000. Any remaining unexercisable Options shall become exercisable on each subsequent July 1 in an amount of Option Shares such that their exercise price shall not exceed $100,000 in any one year. The Option shall terminate ten years from the date of grant. Frontier hereby covenants and agrees to provide LaPallo with registration rights with regard to the Option Shares as set forth in Exhibit B attached hereto.

         All unvested options shall vest upon the occurrence of any of the following: a controlling interest in the stock of Frontier is sold or otherwise transferred; all or substantially all of the assets of Frontier are sold or otherwise transferred; Frontier is merged or consolidated, or engages in a share exchange, in which Frontier is not the sole surviving entity; any other transaction or series of transactions occurs in which there is a substantial change in the ownership of Frontier.

                                SECTION FOURTEEN

                                 MOVING EXPENSES

         Frontier shall reimburse LaPallo for the actual total cost and expense of moving household goods from Los Angeles to the greater Phoenix area.

                                 SECTION FIFTEEN

                               AUTOMOBILE EXPENSES

         Frontier shall provide a company car for the exclusive use of LaPallo and provide the maintenance, fuel and insurance costs with relation to the operation of the said vehicle.

                                 SECTION SIXTEEN

                               GENERAL PROVISIONS

         Notice shall be complete when sent by telegram, facsimile transmission or written notice at the address set forth above and deposited in the United States Mail, postage prepaid, return receipt requested for either certified or registered mail.

         In the event of litigation involving this Agreement, the Court, in addition to all other remedies, shall award a reasonable attorney fee to the prevailing party.

         The terms and conditions of this Agreement shall extend to and be binding on the heirs, successors and assigns of the parties hereto.

         The headings are inserted for convenience only and no attempt has been made other than to indicate completely or accurately the contents of any section they introduce. The headings shall have no bearing whatsoever upon the meaning and construction of this Agreement.

         This Agreement and each provision hereof may be amended, modified, supplemented or waived only by a written document specifically identifying this Agreement and duly executed by each party hereto or the authorized representative of such party.

         All rights, powers and remedies of the parties are separate and cumulative, and no one of them, whether exercised or not, shall be deemed to be to the exclusion of or to limit or prejudice any other legal or equitable rights, powers or remedies which the parties may have. The parties shall not be deemed to waive any of their rights, powers or remedies under this Agreement unless such waiver is in writing and signed by the party to be bound. No delay or omission on the part of any part in exercising any right, power or remedy shall operate as a waiver of, or otherwise prejudice, such right, power or remedy or any other right, power or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right, power or remedy on any future occasion.

         DATED at Phoenix, Arizona, this 23__ day of April_______, 1996.

                                 FRONTIER ADJUSTERS OF AMERICA, INC.
                                 an Arizona corporation,

                                 FRONTIER ADJUSTERS, INC.
                                 a Colorado corporation,


                                 By  /s/ William J. Rocke
                                 ---------------------------------------------
                                    William J. Rocke, Chairman/CEO




                                    /s/ Francis J. LaPallo
                                 ---------------------------------------------
                                    Francis J. LaPallo

STATE OF ARIZONA      )
                      )  ss.
County of Maricopa    )

         On this the 23__ day of April_______, 1996, before me, the undersigned Notary Public, personally appeared FRANCIS J. LaPALLO, known to me to be the person whose name is subscribed to the foregoing Employment Agreement, and acknowledged that he executed the same for the purpose and consideration therein expressed.

         IN WITNESS WHEREOF I hereunto set my hand and official seal.

                                      /s/ Sharon Taraci
                                      ----------------------------------------
                                          Notary Public

My commission expires:

Jan. 14, 1998
- -----------------------



STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

         On this the 23__ day of April__________, 1996, before me, the undersigned Notary Public, personally appeared WILLIAM J. ROCKE, who acknowledged himself to be the Chairman/CEO of FRONTIER ADJUSTERS OF AMERICA, INC., an Arizona corporation, and of FRONTIER ADJUSTERS, INC., a Colorado corporation, and that he, as such officer, being duly authorized so to do, executed the foregoing Employment Agreement for and on behalf of the said corporations for the purpose and consideration therein expressed.

         IN WITNESS WHEREOF I hereunto set my hand and official seal.

                                      /s/ Sharon Taraci
                                      ----------------------------------------
                                          Notary Public

My commission expires:

Jan. 14, 1998
- -----------------------

                                    EXHIBIT A
                                    ---------

Board of Directors                                         Dated as of
FRONTIER ADJUSTERS OF AMERICA, INC.                        _____________, 1996

                             Subscription Agreement
                             ----------------------

Ladies/Gentlemen:

         The undersigned hereby offer to purchase __________________(_____) shares of common stock (the "Shares") of Frontier Adjusters of America, Inc., an Arizona corporation (the "Corporation"), payable in cash, against delivery of the certificate representing the Shares.

         This offer is subject to the conditions that the Shares will, when issued, be validly issued, fully paid and non-assessable, and that the Corporation is duly organized, validly existing, and in good standing under the laws of Arizona.

         To induce the Corporation to issue the Shares, the undersigned warrant and represent that:

         1. They have the ability to bear the economic risk of the purchase of the Shares, including the complete loss of their investment.

         2. They have sufficient knowledge and experience in business and financial matters (or have received from a person of their selection sufficient advice with respect to such matters) to be capable of evaluating the merits and risks of the purchase of the Shares.

         3. They have knowledge of, and have been provided the opportunity to acquire information with respect to, the business affairs, financial condition, plans and prospects of the Corporation which they deem relevant in making a fully informed decision with respect to the purchase of the Shares.

         4. They have been encouraged and have had the opportunity to rely upon the advice of their legal counsel and other advisers with respect to the purchase of the Shares.

         5. They have had the opportunity to ask questions and receive information with respect to, among other things, the business affairs, financial condition, plans and prospects of the Corporation and the terms and conditions of the purchase of the Shares, as they have requested so as to more fully understand their investment.

         6. Neither the Corporation nor any person representing or acting on behalf of the Corporation, or purportedly representing or acting on behalf of the Corporation, has made any representations, warranties, agreements or statements other than those contained herein which influenced or affected their decision to purchase the Shares.

         7. They are acquiring the Shares for their own account without any view to the transfer, sale, assignment or other distribution thereof.

         The undersigned further acknowledge, understand and agree that the Shares have not been and may not be registered under any federal or state securities law including but not limited to the Securities Act of 1933, as amended, or the Arizona Securities Act, and that no federal or state governmental agency or authority has approved or passed upon the issuance of the Shares. They understand that the Shares must be held by them for an indefinite period of time, absent registration or qualification of the Shares under the applicable laws or the receipt of an opinion of counsel satisfactory to the Corporation that registration or qualification is not required. They acknowledge that the certificate representing the Shares to be issued to them will bear a legend restricting the transferability thereof to the foregoing effect.

                                Very truly yours,

                                --------------------------------------
                                         Francis J. LaPallo

                                --------------------------------------
                                         (Spouse)

                                    EXHIBIT B
                                    ---------

                               Registration Rights
                               -------------------

         1.1               Definitions.

         As used in this Exhibit B, the following terms shall have the following meanings:

                  (a) The term "Company" means Frontier Adjusters of America, Inc., an Arizona Corporation.

                  (b) The term "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (c) The term "Registrable Securities" means collectively, the Purchased Shares and the Option Shares excluding, in all cases, however, any Registrable Securities which may be sold pursuant to Rule 144.

                  (d)      The term "Holder" means Francis J. LaPallo.

                  (e) The term "Act" means the Securities Act of 1933, amended.

                  (f) Other capitalized terms shall have the meanings ascribed to them in the Employment Agreement to which this Exhibit B is attached.

         1.2   Request   for   Registration   on  Form  S-3  and/or   Form  S-8.

                  (a) In case the Company shall receive from the Holder a written request or requests that the Company affect registration on Form S-3 or Form S-8 (or any successor forms thereto) and any related qualification or compliance with respect to all or a part of the Registrable Securities held by such Holder, the Company will use its best efforts to cause such Registrable Securities to be registered on such form(s); provided, however, that the Company shall not be obligated to take any action to affect such registration, qualification or compliance pursuant to this Section 1.2:

                           (i) if the Company is not  qualified  as a registrant
entitled to use Form S-3 or Form S-8, as the case may be;

                           (ii) in any  particular  jurisdiction  in  which  the
Company would be required to execute a general consent to service of process in affecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                           (iii) with  regard to the  Purchased  Shares,  if the
Company has affected one such registration pursuant to this Section 1.2 and with regard to the Option Shares, if the Company has affected one such registration pursuant to this Section 1.2.


                  (b)  subject  to  the  foregoing,  the  Company  shall  file a
registration   statement   covering  the  Registrable   Securities  as  soon  as
practicable after receipt of the request or requests of the Holder.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to the Holder requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holder; provided, however, that the Company may not utilize this right more than once in any twelve month period.

                  (d) All expenses incurred in connection with a registration requested pursuant to this Section 1.2, including (without limitation) all registration, filing, qualification, printer's and accounting fees shall be borne by the Company.

         1.3 Obligations of the Company. Whenever required under this Section 1 to affect the registration of any registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days, or such shorter period as is required to dispose of all securities covered by such registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c)  Furnish  to  the  Holder  such  numbers  of  copies  of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.


                  (e) Notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holder shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to affect the registration of his Registrable Securities.

         1.5 Delay of Registration. The holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         1.6. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement;

                  (a) The Company will indemnify and hold harmless the Holder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein no misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse the Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is affected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder.

                  (b) The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other individual or entity selling securities in such registration statement or any of its directors or officers or any person who controls such individual or entity, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or controlling person, or other individual or entity may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, or other individual or entity, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is affected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary herein contained, the Holder's indemnity obligation shall be limited to the net proceeds received by such holder from the offering out of which the indemnity obligation arises.

                  (c) Promptly after receipt by an indemnified  party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.